UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Hecla Mining Company

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Your Vote Counts!
HECLA MINING COMPANY 2023 Annual Meeting Vote by May 22, 2023 11:59 p.m. ET. For shares held in a Plan, vote by May 18, 2023 11:59 p.m. ET.

HECLA MINING COMPANY 6500 N. MINERAL DRIVE SUITE 200 COEUR D’ALENE, ID 83815-9408

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You invested in HECLA MINING COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 23, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person or Virtually at the Meeting* May 23, 2023 10:00 a.m. PDT
Point your camera here and vote without entering a
control number
Eric A. Johnston Auditorium Northwest Museum of Arts & Culture (“MAC”) 2316 W. 1st Avenue Spokane, Washington www.virtualshareholdermeeting.com/HL2023

*	Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	ELECTION OF CLASS I DIRECTORS Nominees: Phillips S. Baker, Jr.
1a.		For
1b.	George R. Johnson	For
2.	Proposal to ratify and approve the selection of BDO USA, LLP, as our independent auditors of the Company for the calendar year ending December 31, 2023.	For

3.	Advisory resolution to approve named executive officer compensation.	For

4.	Advisory vote on the frequency of our say-on-pay votes for named executive officer compensation.	Year

5.	In their discretion on all other business that may properly come before the meeting or any adjournment or adjournments thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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